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                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  July 19, 2000
                                                        -------------

                        PRIME CAPITAL CORPORATION
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           (Exact name of registrant as specified in its charter)

        Delaware                      000-14888                  36-3347311
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(State or other jurisdiction       Commission File            (I.R.S. Employer
    of incorporation)                   Number               Identification No.)

        10275 West Higgins Road, Suite 200, Rosemont, Illinois 60018
        ------------------------------------------------------------
                  (Address of principal executive offices)

      Registrant's telephone number, including area code (847) 294-6000
                                                         --------------

      -----------------------------------------------------------------
       (Former name or former address, if changed since last report.)


ITEM 5.  OTHER EVENTS.

On July 19, 2000, the Company issued a Press Release, announcing that after meeting with its creditors to disclose the failing financial condition of the Company, the Company made a general assignment for the benefit of its creditors to William A. Brandt, Jr. on July 17, 2000. A copy of the Press Release is attached hereto as Exhibit 99.1 and the information contained in the Press Release is incorporated herein by reference.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Press Release, dated July 19, 2000.

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ITEM 7   EXHIBITS

99.1   Press Release Dated July 19, 2000



                                 SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PRIME CAPITAL CORPORATION
                                          (Registrant)


Dated: July 19, 2000                      By: /s/ John Altergott
                                              --------------------------
                                              John Altergott
                                              Acting President